UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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The St. Joe Company

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THE ST. JOE COMPANY 130 RICHARD JACKSON BLVD. SUITE 200 PANAMA CITY BEACH, FL 32407 ATTN: ELIZABETH J. WALTERS

You invested in THE ST. JOE COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2023.

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 02, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* May 16, 2023 9:00 AM CDT
Point your camera here and
vote without entering a
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Embassy Suites by Hilton Panama City Beach Resort 16006 Front Beach Road Panama City Beach, FL 32413

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

   Vote at www.ProxyVote.com

   THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors - Nominees for a one-year term of office expiring at the 2024 Annual Meeting or until his successor is elected and qualified:

Nominees:

1a.	Cesar L. Alvarez	For

1b.	Bruce R. Berkowitz	For

1c.	Howard S. Frank	For

1d.	Jorge L. Gonzalez	For

1e.	Thomas P. Murphy, Jr.	For

2.	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.	For

3.	Approval, on an advisory basis, of the compensation of our named executive officers.	For

4.	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation for our named executive officers.	Year

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment thereof.

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